SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 14, 2002
                Date of report (Date of earliest event reported)



                        FBR ASSET INVESTMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         VIRGINIA                      01-15049                  54-1873198
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                          1001 NINETEENTH STREET NORTH
                               ARLINGTON, VA 22209
          (Address of Principal Executive Offices, including Zip Code)


                                 (703) 469-1000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

         On November 14, 2002, FBR Asset Investment Corporation (the "Company"), Friedman, Billings, Ramsey Group, Inc. ("FBR Group") and Forest Merger Corporation ("Newco") entered into an Agreement and Plan of Merger
(the "Merger Agreement"), whereby, on the terms and subject to the conditions stated therein, the Company and FBR Group will merge with and into Newco, with Newco continuing as the surviving corporation. A copy of the Merger Agreement and the press release issued by the Company with respect to the transaction are attached hereto as Exhibits 2.1 and 99.1, respectively, and are each incorporated herein by reference.

         In connection with the transaction, Emanuel J. Friedman and Eric F. Billings entered into Voting Agreements, dated as of November 14, 2002, with the Company (the "Voting Agreements") and Shareholder Agreements, dated November 14, 2002 (the "Shareholder Agreements"). The Voting Agreements relate to Messrs. Friedman's and Billings's ownership of Class A common stock, par value $0.01, and Class B common stock, par value $0.01, of FBR Group, and the Shareholder Agreements relate to Messrs. Friedman's and Billing's future ownership, upon consummation of the Mergers, of Class A common stock, par value $0.01, and Class B common stock, par value $0.01, of Newco. Copies of Mr. Friedman's Voting Agreement and Shareholder Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. Copies of Mr. Billings's Voting Agreement and Shareholder Agreement are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

         On November 14, 2002, the Company and Friedman, Billings, Ramsey Investment Management, Inc., a wholly owned subsidiary of FBR Group
(the "Manager"), entered into an Agreement to Extend Management Agreement (the "Extension Agreement"). A copy of the Extension Agreement is attached hereto as Exhibit 10.5 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)   Exhibits.

         2.1 Agreement and Plan of Merger, dated as of November 14, 2002, by and among Friedman, Billings, Ramsey Group, Inc., FBR Asset Investment Corporation and Forest Merger Corporation.

         10.1 Voting Agreement, dated as of November 14, 2002, by and between FBR Asset Investment Corporation and Emanuel J. Friedman.

         10.2              Shareholder Agreement, dated November 14, 2002, of
                           Emanuel Friedman.

         10.3 Voting Agreement, dated as of November 14, 2002, by and between FBR Asset Investment Corporation and Eric
                           F. Billings.

         10.4              Shareholder Agreement, dated November 14, 2002, of
                           Eric Billings.

         10.5 Agreement to Extend Management Agreement, dated as of November 14, 2002, by and between FBR Asset Investment Corporation and Friedman, Billings, Ramsey Investment Management, Inc.

         99.1              Press Release of the Company, dated November 15,
                           2002.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FBR ASSET INVESTMENT CORPORATION

                                         By:      /s/ Kurt R. Harrington
                                               ---------------------------------
                                               Name:  Kurt R. Harrington
                                               Title: Chief Financial Officer

Date:  November 14, 2002

                                  EXHIBIT INDEX
                                  -------------


2.1 Agreement and Plan of Merger, dated as of November 14, 2002, by and among Friedman, Billings, Ramsey Group, Inc., FBR Asset Investment Corporation and Forest Merger Corporation.

10.1 Voting Agreement, dated as of November 14, 2002, by and between FBR Asset Investment Corporation and Emanuel J. Friedman.

10.2     Shareholder Agreement, dated November 14, 2002, of Emanuel Friedman.

10.3 Voting Agreement, dated as of November 14, 2002, by and between FBR Asset Investment Corporation and Eric F. Billings.

10.4     Shareholder Agreement, dated November 14, 2002, of Eric Billings.

10.5 Agreement to Extend Management Agreement, dated as of November 14, 2002, by and between FBR Asset Investment Corporation and Friedman, Billings, Ramsey Investment Management, Inc.

99.1     Press Release of the Company, dated November 15, 2002.